EXHIBIT 99.1

Paramount Refinances Revolving Credit Facility

NEW YORK – December 20, 2021 – Paramount Group, Inc. (NYSE: PGRE) (“Paramount” or the “Company”) announced today that it has refinanced its existing senior unsecured revolving credit facility with a new $750 million senior unsecured revolving credit facility that matures in March 2026, with two six-month extension options. The interest rate on the new facility is 115 basis points over the secured overnight financing rate (SOFR) with adjustments based on the term of advances, plus a facility fee of 20 basis points.

“The refinancing of this facility once again underscores the confidence leading financial institutions have in our platform,” said Wilbur Paes, Paramount’s Chief Operating Officer, Chief Financial Officer, and Treasurer. “Aside from providing us with ample liquidity and financial flexibility, the new facility is also linked to our industry-leading sustainability metrics and highlights our deep commitment to lowering our carbon-footprint.”

The Joint Bookrunners for the Facility are BofA Securities, Inc., Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A. and U.S. Bank National Association.  The Joint Lead Arrangers are BofA Securities, Inc., Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., U.S. Bank National Association, Citizens Bank, National Association, and Capital One, National Association. Bank of America, N.A. serves as Administrative Agent.

About Paramount Group, Inc.

Headquartered in New York City, Paramount Group, Inc. is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York City and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the COVID-19 global pandemic on the U.S., regional and global economies and our tenants’ financial condition and results of operations, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. The Company does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact Information: Wilbur Paes Chief Operating Officer, Chief Financial Officer, and Treasurer 212-237-3122 ir@pgre.com Paramount Media Contact: 212-492-2285 pr@pgre.com	Sumit Sharma Vice President, Business Development and Investor Relations 212-237-3138 ir@pgre.com